UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2020
eBay Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37713	77-0430924
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2025 Hamilton Avenue
San Jose, California 95125
(Address of principal executive offices)

(408) 376-7008
(Registrant's telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock	EBAY	The Nasdaq Global Select Market
6.00% Notes due 2056	EBAYL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

As previously announced, on February 13, 2020, eBay Inc. ("eBay") completed the sale of its StubHub business (the “Business”) to PUG LLC, a Delaware limited liability company (“Purchaser”), pursuant to a Stock Purchase Agreement (the “Purchase Agreement”), dated November 24, 2019, by and among eBay, eBay International AG, Purchaser and, solely for the purposes set forth therein, Pugnacious Endeavors, Inc., a Delaware corporation, for a purchase price of $4.05 billion in cash, subject to certain adjustments specified therein, including for indebtedness, cash, working capital and transaction expenses of the Business at the closing of the transaction (the “Transaction”). Beginning in the first quarter of 2020, StubHub's historical financial results for periods prior to the sale will be reflected in eBay’s consolidated financial statements, retrospectively, as discontinued operations.

The unaudited consolidated financial statements included in Exhibit 99.1 are derived from eBay’s consolidated financial statements for the eight consecutive fiscal quarters ended December 31, 2019, adjusted to reflect the Transaction, which we believe will assist investors in evaluating eBay’s financial performance. These unaudited consolidated financial statements have been further adjusted to reflect certain financial measures that have not been prepared in accordance with generally accepted accounting principles, which we also believe will assist investors in evaluating eBay’s financial performance.

The following unaudited consolidated financial statements should be read in conjunction with (i) the audited consolidated financial statements, the accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in eBay’s Annual Reports on Form 10-K for the years ended December 31, 2019 and December 31, 2018 and (ii) the unaudited consolidated financial statements, the accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in eBay’s Quarterly Reports on Form 10-Q for the quarterly periods ended September 30, 2019, June 30, 2019, March 31, 2019, September 30, 2018, June 30, 2018, and March 31, 2018.

The information in this Item 7.01 and Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be deemed subject to the requirements of amended Item 10 of Regulation S-K or incorporated by reference into any filing under the Securities Act of 1933, as amended, regardless of any general incorporation.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Unaudited Consolidated Financial Statements
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eBay Inc.
(Registrant)

Date: April 8, 2020	/s/ Marc D. Rome
Name: Marc D. Rome
Title: Vice President & Deputy General Counsel, Corporate & Assistant Secretary